SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2002



                          AMERICAN MEDICAL ALERT CORP.
             (Exact name of registrant as specified in its charter)


            New York                      333-54992              11-2571221
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


                3265 LAWSON BOULEVARD, OCEANSIDE, NEW YORK 11572
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 536-5850



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On April, 22, 2002, American Medical Alert Corp., a New York corporation (the "Company"), issued a press release announcing the completion of a private equity placement.

     A copy of the press release, which is incorporated by reference herein and made part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits.

   Exhibit
     No.                        Description
     ---                        -----------

     99.1 Press Release of the Company dated April 22, 2002, announcing the completion of a private equity placement.


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

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 22, 2002

                                            AMERICAN MEDICAL ALERT CORP.


                                            By: /s/ Jack Rhian
                                                -------------------------------
                                                Name:   Jack Rhian
                                                Title:  Chief Operating Officer






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

                                  EXHIBIT INDEX
                                  -------------

   Exhibit
     No.                        Description
     ---                        -----------

     99.1 Press Release of the Company dated April 22, 2002, announcing the completion of a private equity placement.







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